UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 27, 2012

PetMed Express, Inc. (Exact name of registrant as specified in its charter)

Florida	000-28827	65-0680967
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1441 S.W. 29th Avenue, Pompano Beach, FL 33069
(Address of principal executive offices) (Zip Code)

(954) 979-5995
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders.

PetMed Express, Inc. (the “Company”, “we”, or “our”) held its Annual Meeting of Stockholders in Ft. Lauderdale, Florida on July 27, 2012.  Stockholders voted on the following proposals:

1.

To elect five Directors to the Board of Directors for a one-year term expiring in 2013;

2.

To conduct an advisory (non-binding) vote on executive compensation;

3.

To ratify the appointment of McGladrey LLP, as the independent registered public accounting firm for the Company to serve for the 2013 fiscal year;

4.

To ratify the amendment to the Company’s 2006 Outside Director Equity Compensation Restricted Stock Plan to increase from 200,000 to 400,000 the number of shares available for issuance under the plan, and to provide for an automatic increase every year in the amount of shares available for issuance to this plan as well as to the Company’s 2006 Employee Equity Compensation Restricted Stock Plan of 10% of the shares authorized under each plan.

With a majority of the outstanding shares voting either by proxy or in person, our stockholders approved all four proposals, with voting as follows:

Proposal 1:	For	Abstain/Withhold	Broker Non-Vote
Election of Directors:
Menderes Akdag	13,113,357	229,737	5,063,702
Frank J. Formica	13,089,077	254,017	5,063,702
Gian M. Fulgoni	13,088,816	254,278	5,063,702
Ronald J. Korn	13,087,158	255,936	5,063,702
Robert C. Schweitzer	13,088,364	254,730	5,063,702

Proposal 2:

Approval of the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the Annual Meeting of Stockholders (advisory non-binding vote).

Shares For	Shares Against	Abstain	Broker Non-Vote
13,008,964	307,451	26,677	5,063,702

Proposal 3:

To ratify the appointment of McGladrey LLP as the independent registered public accounting firm for the Company to serve for the 2013 fiscal year.

Shares For	Shares Against	Abstain	Broker Non-Vote
18,170,940	200,788	35,068	0

Proposal 4:

To ratify the amendment to the Company’s 2006 Outside Director Equity Compensation Restricted Stock Plan to increase from 200,000 to 400,000 the number of shares available for issuance under the plan, and to provide for an automatic increase every year in the amount of shares available for issuance to this plan as well as to the Company’s 2006 Employee Equity Compensation Restricted Stock Plan of 10% of the shares authorized under each plan.

Shares For	Shares Against	Abstain	Broker Non-Vote
7,802,716	5,449,470	90,907	5,063,702

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 30, 2012

PETMED EXPRESS, INC.

By:	/s/ Bruce S. Rosenbloom
Name:	Bruce S. Rosenbloom
Title:	Chief Financial Officer

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